EXHIBIT 24(B)14(I)

                                POWER OF ATTORNEY


         I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ James D. Gallagher                 Director     August 1, 2007
--------------------------------                    ----------------------------
James D. Gallagher

                                POWER OF ATTORNEY


         I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Thomas Borshoff                    Director     August 1, 2007
--------------------------------                    ----------------------------
Thomas Borshoff

                                POWER OF ATTORNEY


         I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Marc Costantini                    Director     August 1, 2007
--------------------------------                    ----------------------------
Marc Costantini

                                POWER OF ATTORNEY


         I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Steven A. Finch                    Director     August 1, 2007
--------------------------------                    ----------------------------
Steven A. Finch

                                POWER OF ATTORNEY


         I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Ruth Ann Fleming                   Director     August 1, 2007
--------------------------------                    ----------------------------
Ruth Ann Fleming

                                POWER OF ATTORNEY


         I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ William P. Hicks III               Director     August 1, 2007
--------------------------------                    ----------------------------
William P. Hicks III

                                POWER OF ATTORNEY


         I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Katherine MacMillan                Director     August 1, 2007
--------------------------------                    ----------------------------
Katherine MacMillan

                                POWER OF ATTORNEY


         I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Neil M. Merkl                      Director     August 1, 2007
--------------------------------                    ----------------------------
Neil M. Merkl

                                POWER OF ATTORNEY


         I, Lynne Patterson, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Lynne Patterson                    Director     August 1, 2007
--------------------------------                    ----------------------------
Lynne Patterson

                                POWER OF ATTORNEY


         I, Bradford J. Race, Jr. , in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Bradford J. Race, Jr.              Director     August 1, 2007
--------------------------------                    ----------------------------
Bradford J. Race, Jr.

                                POWER OF ATTORNEY


         I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Diana Scott                        Director     August 1, 2007
--------------------------------                    ----------------------------
Diana Scott

                                POWER OF ATTORNEY


         I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Bruce R. Speca                     Director     August 1, 2007
--------------------------------                    ----------------------------
Bruce R. Speca

                                POWER OF ATTORNEY


         I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112


Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.



SIGNATURE                                TITLE      DATE



/s/ Robert L. Ullmann                  Director     August 1, 2007
--------------------------------                    ----------------------------
Robert L. Ullmann